EXHIBIT 32.1

Certification of Periodic Financial Report

Pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Thomas M. Patton, the President and Chief Executive Officer, and Jeffery A. Baird, the Chief Financial Officer of CAS Medical Systems, Inc. (the "issuer"), do hereby certify that the quarterly report on Form 10-Q accompanying this certification (the "report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the report presents fairly, in all material respects, the financial condition and results of operations of the issuer.

/s/ Thomas M. Patton                        Date: May 11, 2016
Thomas M. Patton
President and Chief Executive Officer
CAS Medical Systems, Inc.

/s/ Jeffery A. Baird                                                                                                     Date: May 11, 2016
Jeffery A. Baird
Chief Financial Officer
CAS Medical Systems, Inc.